                                                                   EXHIBIT 10.41

                                                                  Execution Copy

                               Dated 27 July 2004

                         ASIA NETCOM CORPORATION LIMITED
                            (as Subordinated Lender)

                                  in favour of

             INDUSTRIAL AND COMMERCIAL BANK OF CHINA (ASIA) LIMITED
                              (as Security Trustee)

                  ---------------------------------------------

                            GROUP SUBORDINATION DEED

                  ---------------------------------------------

                                RICHARDS BUTLER
                                   HONG KONG

                                                      [Group Subordination Deed]

                                TABLE OF CONTENTS

CLAUSE NO.           CLAUSE HEADING                                                                          PAGE NO.
---------            --------------                                                                          -------
1.       DEFINITIONS AND CONSTRUCTION.......................................................................    1

2.       SUBORDINATION OF INDEBTEDNESS......................................................................    3

3.       ASSIGNMENT OF SUBORDINATED INDEBTEDNESS............................................................    5

4.       NOTICE OF SUBORDINATION AND ASSIGNMENT TO DEBTORS..................................................    7

5.       CONTINUING AND INDEPENDENT SECURITY................................................................    8

6.       REPRESENTATIONS AND WARRANTIES.....................................................................    9

7.       TAXES AND OTHER DEDUCTIONS.........................................................................   12

8.       COSTS, CHARGES AND EXPENSES........................................................................   13

9.       UNDERTAKINGS.......................................................................................   14

10.      NO SECURITY BY SUBORDINATED LENDER.................................................................   15

11.      INDEMNITY..........................................................................................   15

12.      SUSPENSE ACCOUNT...................................................................................   16

13.      SET OFF............................................................................................   16

14.      POWER OF ATTORNEY..................................................................................   16

15.      FURTHER ASSURANCE..................................................................................   17

16.      NOTICES............................................................................................   17

17.      WAIVERS, AMENDMENTS AND CONSENTS, REMEDIES, SEVERABILITY, ASSIGNMENT AND COUNTERPARTS..............   18

18.      GOVERNING LAW AND JURISDICTION.....................................................................   19

SCHEDULE 1 - PARTICULARS OF SUBORDINATED INDEBTEDNESS.......................................................   21

SCHEDULE 2 - DEBTORS........................................................................................   22

SCHEDULE 3 - FORM OF NOTICE OF ASSIGNMENT TO BE GIVEN TO THE DEBTORS........................................   23

SIGNATURE PAGE..............................................................................................   26

                                                      [Group Subordination Deed]

THIS GROUP SUBORDINATION DEED is made on 27 July 2004

BETWEEN:-

(1) ASIA NETCOM CORPORATION LIMITED, a company incorporated under the laws of Bermuda, and whose registered office is situated at Clarendon House, 2 Church Street, Hamilton, HM11 Bermuda (the "SUBORDINATED LENDER"); and

(2) INDUSTRIAL AND COMMERCIAL BANK OF CHINA (ASIA) LIMITED, a company incorporated under the laws of Hong Kong acting through its head office at ICBC Asia Building, 122-126 Queen's Road Central, Hong Kong acting on its own behalf and as facility agent and trustee for and on behalf of the Finance Parties (the "SECURITY TRUSTEE").

WHEREAS:-

(A) By a facility agreement signed on 2 December, 2003 (but held undated in escrow) as released from escrow and amended and restated by the Supplemental Amendment and Restatement Deed (the "FACILITY AGREEMENT") entered into by (1) the Subordinated Lender, as borrower (2) the banks and financial institutions named therein as lenders (the "LENDERS"); (3) the Industrial and Commercial Bank of China (Asia) Limited as arranger; and
      (4) the Security Trustee, the Lenders have agreed, upon and subject to the terms of the Facility Agreement, to make available to the Subordinated Lender a term loan facility of up to US$150,000,000 (the "FACILITY") for the purposes more particularly specified therein.

(B) The Security Trustee is acting as facility agent for the Finance Parties pursuant to the Facility Agreement and security agent and trustee for the Finance Parties pursuant to this Deed and other Finance Documents.

(C) It is a condition precedent to the availability of the Facility under the Facility Agreement that the Subordinated Lender shall have executed and delivered this Deed to the Security Trustee.

NOW THIS DEED WITNESSES as follows:-

1.    DEFINITIONS AND CONSTRUCTION

1.1   TERMS DEFINED

      In this Deed, unless the context otherwise requires, terms used shall have the meanings defined in the Facility Agreement and:-

      "DEBTORS" means the companies named and particulars of which are set out in Schedule 2 and "DEBTOR" means any of them, as the context may require.

      "SECURED OBLIGATIONS" means any and all moneys, liabilities and obligations or liability

                                                      [Group Subordination Deed]

      (whether actual or contingent, whether now existing or hereafter arising, whether or not for the payment of money, and including, without limitation, any obligation to pay damages) which are or may become payable by the Subordinated Lender or any other Finance Party which is a member of the CNC HK Group to the Finance Parties pursuant to the Finance Documents and/or all other obligations hereby secured.

      "SUBORDINATED INDEBTEDNESS" means the loans particulars of which are set out in Schedule 1 in respect of which the Debtors are currently indebted to the Subordinated Lender and all and any sums which are now or may hereafter become due, owing or incurred by the the Debtors to the Subordinated Lender, whether in respect of principal, interest or otherwise, on account of any advance, loan or payment made to or for the account of the Debtors.

      "SUBORDINATED LOAN AGREEMENT" means any loan agreement, facility letter or other document now or hereafter entered into between the Subordinated Lender and any of the Debtors creating or evidencing the Subordinated Indebtedness (or any part thereof).

1.2   TRUST

      All rights, benefits, interests, powers and discretions granted to or conferred on the Security Trustee pursuant to this Deed shall be held by the Security Trustee on trust for the benefit of itself as Security Trustee and each Finance Party from time to time. The Security Trustee may do all acts within its powers to administer and manage the trust constituted by this Clause including any full or partial release and/or re-assignment by deed of the rights, benefits and interests conferred by Clauses 2.1 and 3.2 or the release of all or any part of the Subordinated Indebtedness from this Deed. The trust constituted by this Clause shall come into existence on the date of this Deed and shall last for so long as any of the Secured Obligations remain outstanding provided that for the purposes of the rule against perpetuities, the perpetuity period applicable to the trust and any dispositions made or to be made pursuant to this Deed and this trust, is hereby specified as a period of eighty
      (80) years less than (1) day from the date of this Deed.

1.3   CLAUSE HEADINGS

      Clause headings and the table of contents are for ease of reference only and shall be ignored in the interpretation of this Deed.

1.4   CONSTRUCTION

      In this Deed, unless the context otherwise requires:-

      (a) Clause 13 of the Facility Agreement shall be deemed incorporated in this Deed mutatis mutandis as if set out separately in this Deed; and

      (b) references to the "SUBORDINATED LENDER", the "DEBTOR", the "SECURITY TRUSTEE" or any "FINANCE PARTY" include, where the context permits, their respective successors and transferees and permitted assigns in accordance with their respective interests.

                                                      [Group Subordination Deed]

2.    SUBORDINATION OF INDEBTEDNESS

2.1   SUBORDINATION

      In consideration of the Lenders agreeing to make the Facility available to the Subordinated Lender upon the terms and conditions of the Facility Agreement and as a continuing security for the due and punctual performance and discharge of the Secured Obligations, the Subordinated Lender agrees that throughout the continuance of this Deed and so long as the Secured Obligations or any part thereof remains owing:-

      (a)   the Subordinated Indebtedness owing to it:-

            (i) is, and shall remain, subordinated and the payment thereof deferred to all and any rights, claims and actions which the Security Trustee or any Finance Party may now or hereafter have against any of the Debtors in respect of the Secured Obligations;

            (ii) shall not be repaid or repayable, in whole or in part, except with the prior written consent of the Security Trustee or in the event of the winding-up, liquidation or dissolution of any of the Debtors (or any proceedings analogous thereto);

            (iii) shall not, except with the prior written consent of the
                  Security Trustee, be subject to payment of interest (although interest may accrue thereon);

            (iv) is and shall remain unsecured by any Security Interest over the whole or any part of the assets of any of the Debtors;

            (v) is not, and shall not become capable of being, subject to any right of set-off or counterclaim;

      (b) the Subordinated Lender shall not claim, request, demand, sue for, take or receive (whether by set-off or in any other manner and whether from any of the Debtors or any other person) any money or other property in respect of the Subordinated Indebtedness or any part thereof except with the prior written consent of the Security Trustee;

      (c) if any monies (including the proceeds of any set-off or counterclaim) or other property are received in respect of the Subordinated Indebtedness by or on behalf of the Subordinated Lender, it shall forthwith pay or transfer the same to the Security Trustee and the Security Trustee shall apply the same in or towards satisfaction of the Secured Obligations; and

      (d) if any Security Interest is created as security for the Subordinated Indebtedness then, immediately on the creation thereof, the benefit of such Security Interest shall be assigned or transferred in favour of the Security Trustee as security for the Secured Obligations and any instrument or agreement evidencing such

                                                      [Group Subordination Deed]

            Security Interest shall be deposited with the Security Trustee.

2.2   WINDING-UP OF DEBTOR

      In any proceedings for the compulsory or voluntary winding-up, liquidation or dissolution of any of the Debtors (or any proceedings analogous thereto):-

      (a) the Security Trustee and the Finance Parties shall be entitled to receive payment in full of the Secured Obligations before the Subordinated Lender shall be entitled to receive any payment on account of the Subordinated Indebtedness or any part thereof;

      (b) the Subordinated Lender agrees that it will prove for the full amount of its claims in respect of the Subordinated Indebtedness and that any amounts payable to the Subordinated Lender in respect of the Subordinated Indebtedness shall be applied in payment or satisfaction of the Secured Obligations until the whole of the Secured Obligations shall have been certified by the Security Trustee as having been discharged and the remaining balance (if any) may be applied towards payment of the amounts owing to the Subordinated Lender in respect of such Subordinated Indebtedness.

2.3   SUBORDINATED LOAN AGREEMENTS

      The Subordinated Lender agrees that:-

      (a) each and every Subordinated Loan Agreement now or hereafter entered into shall be subject in every respect to the terms of this Deed;

      (b) insofar as the terms of any Subordinated Loan Agreement or any transaction in connection therewith are or may be inconsistent with the terms of this Deed, the terms contained herein shall prevail;

      (c) no amendment to the principal amount, interest rate or payment terms shall be made to any Subordinated Loan Agreement except in writing and with the Security Trustee's prior written approval, such approval not to be unreasonably withheld, of the terms thereof; and

      (d) immediately after the execution of any Subordinated Loan Agreement or any agreement for the amendment of any Subordinated Loan Agreement, copies thereof shall be delivered to the Security Trustee as evidence thereof.

2.4   TRUST

      If at any time throughout the continuance of this Deed and so long as the Secured Obligations or any part remains owing, the Subordinated Lender receives from any of the Debtors a payment (including by way of set-off) or distribution in cash or in kind of, or an account of, the Subordinated Indebtedness, that the Subordinated Lender shall:

                                                     [Group Subordination Deed]

      (a)   forthwith notify the Security Trustee of such receipt;

      (b) hold any payment so received on trust for the Security Trustee (for the account of the Finance Parties) in a separate account; and

      (c) pay and distribute any payment so received, or (in the case of a set-off) pay an equivalent amount, on demand, to the Security Trustee for application in or towards the Secured Obligations.

3.    ASSIGNMENT OF SUBORDINATED INDEBTEDNESS

3.1   COVENANT TO PAY

      The Subordinated Lender hereby covenants that it will on demand pay to the Security Trustee and the Finance Parties the Secured Obligations when the same become due for payment or discharge in accordance with the Finance Documents.

3.2   ASSIGNMENT

      In consideration as aforesaid, the Subordinated Lender hereby assigns to the Security Trustee absolutely all the Subordinated Lender's right, title, interest and benefit in and to the Subordinated Indebtedness owing to it and all and any moneys (including the proceeds of any set-off or counterclaim) or other property which it may receive on account of such Subordinated Indebtedness or any part thereof and the full benefit of all rights and remedies relating thereto including, but not limited to, all claims and remedies for non-payment of the same and all claims under charges, encumbrances, guarantees and other security and all proceeds and forms of remittance in respect of the same and the full benefit of all powers and provisions whatsoever contained in the relevant Subordinated Loan Agreements (or any of them) as a continuing security for the due and punctual performance and discharge of the Secured Obligations.

3.3   APPLICATION

      All monies or other property hereby assigned to or otherwise received by the Security Trustee in respect of the Subordinated Indebtedness may be applied by the Security Trustee in or towards satisfaction of the Secured Obligations in such manner as it may think fit.

3.4   PERFORMANCE AND INDEMNITY

      Notwithstanding the foregoing, the Subordinated Lender shall remain liable to perform all the obligations to be performed by it in respect of the Subordinated Indebtedness and shall discharge fully its obligations thereunder as they become due and neither the Security Trustee nor any of the Finance Parties shall have any obligation of any kind whatsoever thereunder or be under any liabilities whatsoever in the event of any failure to perform their obligations thereunder and the Subordinated Lender hereby indemnifies and agrees to keep indemnified the Security Trustee, the Finance Parties and each of them from and against any such liability.

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                                                     [Group Subordination Deed]

3.5   RELEASE AND TRANSFER

      (a) The Security Trustee shall, upon the full performance and discharge of the Secured Obligations to the satisfaction of the Security Trustee and the Finance Parties, at the request and cost of the Subordinated Lender and in such form as the Security Trustee shall reasonably approve, release and transfer to the Subordinated Lender, the Secured Indebtedness then the subject of the Security Interest constituted by this Deed.

      (b) Notwithstanding any discharge, release or settlement from time to time between the Security Trustee and/or any Finance Party and the Subordinated Lender or any of the Debtors, if any security, disposition or payment granted or made to the Security Trustee and/or any Finance Party in respect of the Secured Obligations by the Subordinated Lender, any of the Debtors or any other person is avoided or set aside or ordered to be surrendered, paid away, refunded or reduced by virtue of any provision, law or enactment relating to bankruptcy, insolvency, liquidation, winding-up, composition or arrangement for the time being in force or for any other reason, the Security Trustee shall be entitled thereafter to enforce this Deed as if no such discharge, release or settlement had occurred.

3.6   NO DISCHARGE

      The liabilities and obligations of the Subordinated Lender under this deed and the security constituted by this Deed shall remain in force notwithstanding any act, omission, event or circumstance whatsoever until the expiry of the Security Period and without limiting the foregoing, neither the liabilities of the Subordinated Lender under this Deed nor the validity or enforceability of this Deed shall be prejudiced, affected or discharged by:-

      (a) the granting of any time or indulgence to any of the Debtors, the Subordinated Lender or any other person in respect of the Secured Obligations;

      (b) any variation or modification of the Facility Agreement, any of the other Finance Documents or any other documents referred to therein or related thereto;

      (c) the invalidity or unenforceability of any obligation or liability of any party under the Facility Agreement, any of the other Finance Documents or any other documents referred to therein or related thereto;

      (d) any invalidity or irregularity in the execution of the Facility Agreement, any of the other Finance Documents or any other documents referred to therein or relating thereto;

      (e) any lack of capacity or deficiency in the powers of any of the Debtors, the Subordinated Lender or any other person to enter into or perform any of its respective obligations under the Facility Agreement or any of the other Finance Documents to which it is party or any other documents referred to therein or related thereto or any irregularity in the exercise thereof or any lack of authority

                                                      [Group Subordination Deed]

            by any person purporting to act on behalf of any Debtor, the Subordinated Lender or such other person;

      (f) the insolvency, bankruptcy or liquidation or any incapacity, disability or limitation or any change in the constitution or status of any Debtor, the Subordinated Lender or any other person;

      (g) any other Finance Document, Security Interest, guarantee or other security or right or remedy being or becoming held by or available to the Security Trustee, any Finance Party or by any other person or by any of the same being or becoming wholly or partly void, voidable or unenforceable or impaired or by the Security Trustee or any Finance Party at any time releasing, refraining from enforcing, varying or in any other way dealing with any of the same or any power, right or remedy the Security Trustee and/or any Finance Party may now or hereafter have from or against the Subordinated Lender, any Debtor or any other person;

      (h) any waiver, exercise, omission to exercise, compromise, renewal or release of any rights against any Debtor or the Subordinated Lender or any other person or any compromise, arrangement or settlement with any of the same; or

      (i) any act, omission, event or circumstance which would or may but for this provision operate to prejudice, affect or discharge this Deed or the liability of the Subordinated Lender hereunder.

3.7   NO SUBROGATION

      (a) The Subordinated Lender shall not exercise any right of subrogation, contribution or any other rights of a surety or enforce any security or other right or claim against any of the Debtors (whether in respect of its liability under this Deed or otherwise) or any other person who has guaranteed or given any security in respect of the Secured Obligations or claim in the insolvency or liquidation of any of the Debtors or any such other person in competition with the Security Trustee and/or the Finance Parties.

      (b) If any Debtor or the Subordinated Lender receives any payment or benefit in breach of this Clause 3.7, it shall hold the same upon trust for the Security Trustee as a continuing security for the Secured Obligations.

4.    NOTICE OF SUBORDINATION AND ASSIGNMENT TO DEBTORS

      The Subordinated Lender hereby covenants with the Security Trustee that it will forthwith upon execution of this Deed, give irrevocable notice to each Debtor, substantially in the form of Schedule 3, of the subordination and assignment of the Subordinated Indebtedness contained herein, and procure each Debtor to execute the consent and agreement annexed thereto, and the Subordinated Lender hereby warrants and undertakes throughout the continuance of this Deed and so long as the Secured Obligations or any part thereof remains owing :-

                                                      [Group Subordination Deed]

      (a) to procure that after the occurrence of a Default the Debtors will make all payments in full without set-off or counterclaim due in respect of the Subordinated Indebtedness to the Security Trustee or as the Security Trustee shall direct;

      (b) to procure that the Debtor will promptly notify the Security Trustee whenever it incurs any Subordinated Indebtedness; and

      (c) to procure the Debtor not to dispose of or charge or encumber any Subordinated Indebtedness or any part thereof to any other person.

5.    CONTINUING AND INDEPENDENT SECURITY

5.1   CONTINUING SECURITY

      This Deed and the security hereby created shall remain in full force and effect by way of a continuing security notwithstanding the insolvency or liquidation or any incapacity or change in the constitution or status of the Subordinated Lender, any Debtor or any other person and in particular but without limitation shall not be, nor be considered as, satisfied by any intermediate discharge or payment on account of any liabilities or any settlement of accounts between any Debtor or the Subordinated Lender and the Security Trustee or any Finance Party.

5.2   ADDITIONAL SECURITY

      This Deed and the security hereby created shall be in addition to and not in substitution for or derogation of any other Security Interest, guarantee or other security (whether given by the Subordinated Lender, any Debtor or otherwise) now or from time to time hereafter held by the Security Trustee and/or any Finance Party in respect of or in connection with the Secured Obligations.

5.3   UNRESTRICTED ENFORCEMENT

      The Security Trustee need not before exercising any of the rights, powers or remedies conferred upon it by this Deed or by law (i) take action or obtain judgment against any Debtor or the Subordinated Lender or any other person in any court, (ii) make or file any claim or prove in a winding-up or liquidation of any Debtor or the Subordinated Lender or of any other person or (iii) enforce or seek to enforce the recovery of the moneys and liabilities hereby secured by any other security or other rights and may be enforced for any balance due after resorting to any one or more other means of obtaining payment or discharge of the monies obligations and liabilities hereby secured.

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                                                      [Group Subordination Deed]

6.    REPRESENTATIONS AND WARRANTIES

6.1   REPRESENTATIONS AND WARRANTIES BY THE SUBORDINATED LENDER

      The Subordinated Lender represents and warrants to the Security Trustee for the benefit of the Finance Parties that:-

      (a) STATUS: it is a company duly incorporated and validly existing under the laws of its respective jurisdiction of incorporation and has full power, authority and legal right to own its property and assets and to carry on its business as such business is now being conducted;

      (b) POWER AND AUTHORITY: it has all legal power and authority to enter into this Deed and perform its obligations under this Deed and all action (including any corporate action) required to authorise the execution and delivery of this Deed and the performance of its obligations under this Deed has been duly taken;

      (c) LEGAL VALIDITY: this Deed constitutes or, when so executed and delivered, will constitute its legal, valid and binding obligations enforceable in accordance with its terms;

      (d) NON-CONFLICT WITH LAWS: the entry into and performance of this Deed and the transactions contemplated by this Deed do not and will not conflict with or result in (i) a breach of any law, judgment or regulation or any official or judicial order, or (ii) a breach of the constitutional documents of the Subordinated Lender, or
            (iii) any material breach of any agreement or document to which the Subordinated Lender is a party or which is binding upon it or any of its assets or revenues with a monetary value greater than US$500,000, nor cause any limitation placed on it or the powers of its directors to be exceeded or result in the creation or imposition of any Security Interest on any part of its assets or revenues pursuant to the provisions of any such agreement or document;

      (e) NO CONSENTS: other than the Consents, no consent of, giving of notice to, or registration with, or taking of any other action in respect of, any governmental authority or agency in any relevant jurisdiction is required for or in connection with the execution, validity, delivery and admissibility in evidence in proceeding of this Deed, or the carrying out by, the Subordinated Lender of any of the transactions contemplated hereby;

      (f) NO REGISTRATION: it is not necessary in order to ensure the legality, validity, enforceability or admissibility in evidence of this Deed that it or any other instrument be notarised, filed, recorded, registered or enrolled in any court or other authority or that any stamp, registration or similar tax or charge be paid on or in relation to this Deed and this Deed is in proper form for its enforcement in the courts of Hong Kong and all jurisdictions the subject of any legal opinion referred to in paragraph 4 of Schedule 3 of the Facility Agreement;

      (g) LITIGATION: except as disclosed in a letter of even date from the Subordinated

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                                                      [Group Subordination Deed]

            Lender to the Security Trustee, no litigation, arbitration or administrative proceeding is currently taking place or pending or, to the knowledge of the officers of the Subordinated Lender, threatened against it or its assets which could, in the reasonable opinion of the Security Trustee, materially and adversely affect its business, assets or financial condition or its respective ability to perform its obligations under this Deed;

      (h) WINDING UP AND STRIKING OFF: it has not taken any corporate action or no other step has been taken or legal proceedings have been commenced or threatened against it for its winding-up, dissolution, administration or reorganisation or for the appointment of a receiver, administrator, trustee or similar officer of it or all or any of its assets or revenues, except as permitted by clause 17.1(g) (Winding-up) of the Facility Agreement;

      (i) TAXES ON PAYMENTS: all payments to be made by it under this Deed may be made by it free and clear of, and without deduction for, Taxes and no deductions or withholdings are required to be made therefrom save as specified in any legal opinion referred to in paragraphs 2, 3 and 4 of Schedule 3 to the Facility Agreement; and no Taxes are imposed on or by virtue of the execution or delivery by the Subordinated Lender of this Deed or any document to be executed or delivered under this Deed;

      (j) TAX LIABILITIES: it has complied with all Taxation laws in all material respects in all jurisdictions in which it is subject to Taxation and has paid all Taxes due and payable by it; no material claims are being asserted against it with respect to Taxes;

      (k)   NO DEFAULT:

            (i)   no Default has occurred and is continuing;

            (ii) it is not, or with the giving of notice or lapse of time or satisfaction of any other condition or any combination thereof, would not be in material breach of or in default under any agreement relating to Financial Indebtedness to which it is a party or by which it may be bound;

      (l) NO IMMUNITY: it is generally subject to civil and commercial law and to legal proceedings and none of any Debtor nor the Subordinated Lender nor any of their assets or revenues is entitled to any immunity or privilege (sovereign or otherwise) from any set-off, judgment, execution, attachment or other legal process;

      (m) COMPLIANCE, WITH CONSENTS AND LICENSES: every consent, authorisation, licence or approval required for the time being by it in connection with the conduct of its business and the ownership, use, exploitation or occupation of its property and assets has been applied for and not refused or has been obtained and is in full force and effect and there has been no material default in the observance of the conditions and restrictions (if any) imposed on, or in connection with, any of the same which may have a material adverse effect on its ability to

                                                      [Group Subordination Deed]

            perform its obligations under this Deed and, to the knowledge of its officers, no circumstances have arisen whereby any remedial action is likely to be required to be taken by it, or at its expense under or pursuant to any law or regulation applicable to its business, property or assets;

      (n) NO FINANCIAL INDEBTEDNESS: it does not have any Financial Indebtedness other than as permitted by Clause 16.17 of the Facility Agreement;

      (o) SOLE AND BENEFICIAL OWNER: it is or will be the sole, absolute and beneficial owner of the Subordinated Indebtedness and it has good and marketable title thereto;

      (p) LEGAL AND BINDING OBLIGATIONS: the obligations under the Subordinated Loan Agreements are or will be legal, valid and binding and enforceable in accordance with their terms and none of the Debtors are in default in respect of any provision thereof;

      (q) SECURITY INTEREST: no Security Interest exists in any of its rights, title, interests or benefits in the Subordinated Indebtedness (other than as created by this Deed);

      (r) THIRD PARTY RIGHT: it has not sold or otherwise disposed of any of the Subordinated Indebtedness or granted in favour of any other person any interest in or any option or other rights in respect of any of the Subordinated Indebtedness; and

      (s) PARTICULARS OF LOANS: the particulars of the Subordinated Indebtedness set out in Schedule 1 are accurate.

6.2   REPRESENTATIONS AND WARRANTIES BY THE SUBORDINATED LENDER

      The Subordinated Lender represents and warrants to the Security Trustee in the terms of Clause 15 (a), (b), (c), (d), (e), (f), (g), (h), (i),
      (j), (k), (n) and (q) of the Facility Agreement mutatis mutandis.

6.3   CONTINUING REPRESENTATION AND WARRANTY

      The Subordinated Lender also represents and warrants to and undertakes with the Security Trustee that the foregoing representations and warranties made by them respectively in Clause 6.1(a) to (n) inclusive are deemed to be made by the Subordinated Lender on each Drawdown Date and on each Interest Payment Date with reference to the facts and circumstances then existing and that the foregoing representations in Clause 6.1(o), (p) and (s) will be true and accurate throughout the continuance of this Deed with reference to the facts and circumstances subsisting from time to time.

                                                      [Group Subordination Deed]

7.    TAXES AND OTHER DEDUCTIONS

7.1   TAX GROSS-UP

      (a) All sums payable by the Subordinated Lender or any other person under this Deed shall be paid in full without any restriction or condition and free and clear of any Tax or other deductions or withholdings of any nature.

      (b) If at any time the Subordinated Lender or any other person is required in any jurisdiction to make any deduction or withholding in respect of Taxes or otherwise from any payment due under this Deed for the account of the Security Trustee or any Finance Party (or if the Security Trustee is required to make any such deduction or withholding from a payment to any other Finance Party), the sum due from the Subordinated Lender in respect of such payment shall be increased to the extent necessary to ensure that, after the making of such deduction or withholding, the Security Trustee receives on the due date for such payment (and retains, free from any liability in respect of such deduction or withholding) a net sum equal to the sum which it would have received had no such deduction or withholding been required to be made.

      (c) The Subordinated Lender's obligations under Clauses 7.1(a) and (b) shall not apply in respect of any Tax on Overall Net Income levied on the Security Trustee or any other Finance Party.

      (d) All Taxes required by law to be deducted or withheld by the Subordinated Lender from any amount paid or payable under this Deed shall be paid by the Subordinated Lender when due (except for such amounts being disputed by the Subordinated Lender in good faith) to the relevant tax authority.

7.2   TAX INDEMNITY

      The Subordinated Lender shall indemnify the Security Trustee and each other Finance Party against any losses or costs incurred by any of them by reason of:

      (a) any failure of the Subordinated Lender or any other person to make any such deduction or withholding referred to in Clause 7.1; or

      (b) any increased payment referred to in Clause 7.1 not being made on the due date for such payment; or

      (c) any Taxes which are being disputed by the Subordinated Lender and remaining unpaid; and

      (d) any liability suffered (directly or indirectly) for or on account of Tax by that Finance Party in respect of any payment received or receivable or deemed to be received or receivable under this Deed.

                                                      [Group Subordination Deed]

7.3   EVIDENCE OF PROOF

      The Subordinated Lender shall and procure that each of the Debtors shall promptly deliver to the Security Trustee any receipts, certificates or other proof evidencing the amounts (if any) paid or payable in respect of any deduction or withholding as aforesaid.

7.4   TAX CREDIT

      If the Subordinated Lender or a Debtor, as the case may be, makes a Tax payment and the Security Trustee determines that:-

      (a) a Tax Credit is attributable either to an increased payment of which that Tax payment forms part, or to that Tax payment; and

      (b)   it has obtained, utilised and retained that Tax Credit,

      the Security Trustee shall, promptly after obtaining the benefit of that Tax Credit, pay an amount to the Subordinated Lender or that Debtor, as the case may be, which the Security Trustee determines will leave it (after that payment) in the same after-Tax position as it would have been in had the Tax payment not been required to be made by the Subordinated Lender or that Debtor, as the case may be. Any certificate or determination of the Security Trustee showing in reasonable details the calculations made by the Security Trustee as to any amount for the purposes of this Clause 7 shall, in the absence of manifest error, be conclusive and binding on the Subordinated Lender.

8.    COSTS, CHARGES AND EXPENSES

8.1   COSTS, CHARGES AND EXPENSES

      The Subordinated Lender shall from time to time forthwith on demand pay to or reimburse the Security Trustee for:

      (a) all expenses (including legal, printing and out-of-pocket expenses) reasonably incurred by the Security trustee or any other Finance Party in connection with the negotiation, preparation and execution of this deed and any amendment or extension of or the granting of any waiver or consent under this Deed; and

      (b) all costs, charges and expenses (including legal fees on a full indemnity basis properly incurred by the Security Trustee or any other Finance Party in connection with the enforcement of or preservation of any rights under this Deed, or otherwise in respect of the monies owing under this Deed unless and to the extent such costs, charges, and expenses results directly from the gross negligence, fraud or wilful misconduct of the Security Trustee or any other Finance Party.

      and until payment of the same in full, all such costs, charges and expenses shall be

                                                      [Group Subordination Deed]

      secured by this Deed.

8.2   STAMP DUTY

      The Subordinated Lender shall pay all stamp, documentary, registration or other like duties or taxes (including any duties or taxes payable by the Security Trustee or any Finance Party) imposed on or in connection with this Deed and shall indemnify each of the Security Trustee and the other Finance Parties against any liability arising by reason of any delay or omission by the Subordinated Lender to pay such duties or taxes.

9.    UNDERTAKINGS

9.1   UNDERTAKINGS BY THE SUBORDINATED LENDER

      The Subordinated Lender hereby undertakes and agrees with the Security Trustee for the benefit of the Finance Parties, throughout the continuance of this Deed and so long as the Secured Obligations or any part thereof remains owing that, unless the Security Trustee otherwise agrees in writing, it will:-

      (a) NO SECURITY INTEREST: not create or permit to exist any Security Interest over all or any part of the Subordinated Indebtedness or any interest therein or otherwise sell, transfer, assign, deal with or dispose of all or any part of the Subordinated Indebtedness or attempt or agree to do any of the same (except under or pursuant to this Deed);

      (b) BENEFICIAL OWNER: subject to the provisions of this Deed, at all times remain the sole, absolute and beneficial owner of the Subordinated Indebtedness;

      (c) NO WAIVER OF LIABILITIES: not waive, release, compromise or vary the liability of any Debtor in relation to the Subordinated Indebtedness or do or omit to do any act or thing whereby the recovery in full of any monies payable in respect thereof may be prejudiced or affected;

      (d) INFORMATION: give to the Security Trustee such information regarding the amount and terms of the Subordinated Indebtedness as the Security Trustee may reasonably require;

      (e) PERFORMANCE: subject to the provisions of this Deed, duly observe and perform all its obligations under the Subordinated Loan Agreements; and

      (f) NO DEPRECIATION TO SECURITY: not do or cause or permit to be done anything which may in any way depreciate, jeopardise or otherwise prejudice the value of the Security Trustee's security hereunder.

                                                      [Group Subordination Deed]

10.   NO SECURITY BY SUBORDINATED LENDER

      The Subordinated Lender represents to and undertakes with the Security Trustee that it has not taken and will not take any security in respect of its liability under this Deed whether from any Debtor or any other person.

11.   INDEMNITY

11.1  GENERAL INDEMNITY

      The Subordinated Lender hereby undertakes with the Security Trustee to indemnify and keep indemnified the Security Trustee, the Finance Parties and each of them (each an "INDEMNITEE") from and against all costs, charges and expenses which the Security Trustee or any Finance Party shall properly incur in connection with the exercise of any powers conferred by this Deed or the perfection, preservation or enforcement of the security created by this Deed (unless and to the extent that any of the foregoing results directly from the fraud, gross negligence or wilful misconduct of that indemnitee).

11.2  CURRENCY INDEMNITY

      (a) If an amount due to the Security Trustee from the Subordinated Lender or any Debtor under the Facility Agreement and/or other Finance Document (a "SUM"), or any order, judgment or award given or made in relation to a sum, has to be converted from the currency (the "FIRST CURRENCY") in which that sum is payable into another currency (the "SECOND CURRENCY") for the purpose of:

            (i) making or filing a claim or proof against the Subordinated Lender or, as the case may be, any Debtor;

            (ii) obtaining or enforcing an order, judgment or award in relation to any litigation or arbitration proceedings,

            the Subordinated Lender shall, as an independent obligation to the Security Trustee, indemnify the Security Trustee to whom that sum is due against any cost, loss or liability arising out of or as a result of the conversion including any discrepancy between (A) the rate of exchange used to convert that sum from the first currency into the second currency and (B) the rate or rates of exchange available to that person at the time of its receipt of that sum.

      (b) The Subordinated Lender hereby waives any right it may have in any jurisdiction to pay any amount under the Facility Agreement and/or any other Finance Document in a currency or currency unit other than that in which it is expressed to be payable.

11.3  PAYMENT AND SECURITY

      The Security Trustee may retain and pay out of any money in the hands of the Security Trustee all sums necessary to effect the indemnity contained in this Clause and all

                                                      [Group Subordination Deed]

      sums payable by the Subordinated Lender under this Clause shall form part of the monies hereby secured.


12.   SUSPENSE ACCOUNT

      The Security Trustee may, place and keep any monies received under this Deed, before or after the insolvency of the Subordinated Lender to the credit of a suspense account in order to preserve the rights of the Security Trustee and the Finance Parties to sue or prove for the whole amount in respect of claims against the Subordinated Lender or any other person.

13.   SET OFF

      (a) Without prejudice to any right of set-off, combination of accounts, lien or other rights which the Security Trustee is at any time entitled whether by operation of law or contract or otherwise, the Security Trustee may (but shall not be obliged to) set off against any obligation of the Subordinated Lender due and payable by it hereunder without prior notice any moneys held by the Security Trustee for the account of the Subordinated Lender at any office of the Security Trustee anywhere and in any currency. The Security Trustee may effect such currency exchanges as are appropriate to implement such set-off.

      (b) If the obligations are in different currencies, the Security Trustee may convert either obligation at a market rate of exchange in its usual course of business for the purpose of the set-off.

14.   POWER OF ATTORNEY

14.1  POWER OF ATTORNEY

      The Subordinated Lender appoints the Security Trustee, and any persons deriving title under it by way of security severally to be its attorney (with full power of substitution) and in its name or otherwise on its behalf and as its act and deed to sign, seal, execute, deliver, perfect and do all deeds, instruments, acts and things which may be required or which the Security Trustee shall think proper or reasonably expedient for carrying out any obligations imposed on the Subordinated Lender hereunder or for exercising, following the security constituted by this Deed becoming enforceable, any of the powers conferred by this Deed or for giving to the Security Trustee the full benefit of this security and so that this appointment shall operate to authorise the Security Trustee to do on behalf of the Subordinated Lender anything it can lawfully do by an attorney. The Subordinated Lender ratifies and confirms and agrees to ratify and confirm any deed, instrument, act or thing which such attorney or substitute may execute or do in exercising its powers conferred by this Clause.

                                                      [Group Subordination Deed]

14.2  DELEGATION

      The Security Trustee may delegate to any person all or any of the rights or powers conferred on it by this Deed or by law. Any such delegation may be made upon such terms and conditions (including power to sub-delegate) as the Security Trustee thinks fit.

15.   FURTHER ASSURANCE

15.1 The Subordinated Lender agrees that at any time and from time to time upon the written request of the Security Trustee it will promptly and duly execute and deliver any and all such further instruments and documents as the Security Trustee may reasonably require for the purpose of obtaining the full benefit of this Deed and of the rights and powers herein granted.

16.   NOTICES

16.1  NOTICES

      Any notice or communication under or in connection with this Deed shall be in writing and shall be delivered personally or by prepaid letter (airmail if available) or facsimile transmission to the addresses or facsimile numbers set out below or at such other address as the recipient may have notified to the other parties in writing. Proof of posting or despatch of any notice or communication to any party hereto shall be deemed to be proof of receipt:-

      (a) in the case of a letter, on the fifth Business Day after posting if airmail or second Business Day if local mail;

      (b) in the case of a facsimile transmission, on the Business Day immediately following the date of despatch with confirmed facsimile report.

      All communications or other correspondence between the Subordinated Lender and any of the Finance Parties in connection with this Deed shall be made through the Security Trustee.

16.2  ADDRESSES

      Notices or communications shall be sent to the following addresses:-

      To the Subordinated Lender:-

      Name               Asia Netcom Corporation Limited
      Address            46/F Cheung Kong Center
                         2 Queen's Road Central
                         Hong Kong

      Fax                (852) 2121 2929

                                                      [Group Subordination Deed]

      Attention          Gregory Freiberg/Wenlong Sun

      With a copy to:    Asia Netcom Singapore Pte Limited
                         2 Shenton Way #11-01
                         SGX Centre 1
                         Singapore 068804

      Fax                (65) 6233 6390
      Attention          Oliver Ao

      To the Security Trustee:-

      Name               Industrial and Commercial Bank of China (Asia) Limited
      Address            10/F, ICBC Asia Building
                         122-126 Queen's Road Central
                         Hong Kong

      Fax                (852) 2851 9361
      Attention          Ms. Esther Cheng/ Ms. Amy Wong

16.3  LANGUAGE

      Each notice or document referred to in this Deed or to be delivered under this Deed shall be in the English language.

17. WAIVERS, AMENDMENTS AND CONSENTS, REMEDIES, SEVERABILITY, ASSIGNMENT AND COUNTERPARTS

17.1  WAIVERS

      Time shall be of the essence under this Deed but no failure or delay on the part of the Security Trustee, the Finance Parties or any of them to exercise any power, right or remedy under this Deed shall operate as a waiver thereof, nor shall any single or partial exercise by the Security Trustee, the Finance Parties or any of them of any power, right or remedy preclude any other or further exercise thereof or the exercise of any other power, right or remedy.

17.2  AMENDMENTS AND CONSENTS

      (a) Any amendment of any provision of this Deed shall only be effective if made in accordance with provisions with this Deed and if all parties hereof so agree in writing and any waiver of any breach or default under this Deed shall only be effective if the Security Trustee acting on the instructions of the Finance Parties or the Majority Lenders (as the case may be), agrees in writing. Any consent by the Security Trustee under this Deed must be made in writing.

      (b) Any such waiver or consent may be given subject to any conditions thought fit by the Security Trustee acting on the instructions of the Finance Parties or the

                                                      [Group Subordination Deed]

            Majority Lenders, as the case may be, and shall be effective only in the instance and for the purpose for which it is given.

17.3  REMEDIES

      The remedies provided in this Deed are cumulative and are not exclusive of any remedies provided by law.

17.4  SEVERABILITY

      If any provision of this Deed is prohibited or unenforceable in any jurisdiction such prohibition or unenforceability shall not invalidate the remaining provisions hereof or affect the validity or enforceability of such provision in any other jurisdiction.

17.5  ASSIGNMENT

      The Security Trustee may assign its rights under this Deed in accordance with the provisions of the Facility Agreement. The Subordinated Lender shall not assign any of their rights hereunder without the consent of the Security Trustee.

17.6  COUNTERPARTS

      This Deed may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any party hereto may execute this Deed by signing any such counterpart.

17.7 It is intended that this document takes effect as a deed notwithstanding the fact that a party may only execute this document under hand.

18.   GOVERNING LAW AND JURISDICTION

18.1  GOVERNING LAW

      This Deed is governed by and construed in accordance with the laws of Hong Kong.

18.2  SUBMISSION TO JURISDICTION

      For the benefit of the Security Trustee and each Finance Party, the Subordinated Lender irrevocably agrees that the courts of Hong Kong are to have jurisdiction to settle any disputes which may arise out of or in connection with this Deed and that, accordingly, any legal action or proceedings arising out of or in connection with this Deed ("PROCEEDINGS") may be brought in those courts and the Subordinated Lender hereto irrevocably submits to the jurisdiction of those courts.

                                                      [Group Subordination Deed]

18.3  OTHER JURISDICTIONS

      Nothing in this Clause 18 (Governing Law and Jurisdiction) shall limit the right of the Security Trustee or any Finance Party to take Proceedings against the Subordinated Lender in any other court of competent jurisdiction nor shall the taking of Proceedings in one or more jurisdictions preclude the Security Trustee or any Finance Party from taking Proceedings in any other jurisdiction, whether concurrently or not.

18.4  WAIVER OF INCONVENIENT FORUM

      The Subordinated Lender irrevocably waives any objection which it may at any time have to the laying of the venue of any Proceedings in any court referred to in this Clause 18 (Governing Law and Jurisdiction) and any claim that any such Proceedings have been brought in an inconvenient forum.

18.5  PROCESS AGENT

      The Subordinated Lender hereby irrevocably appoints Asia Netcom Asia Pacific Commercial Limited of 46th Floor, Cheung Kong Centre, 2 Queen's Road Central, Hong Kong to receive, for it and on its behalf, service of process in any Proceedings in Hong Kong. Such service shall be deemed completed on delivery to the process agent whether or not it is forwarded to and received by the Subordinated Lender). If for any reason the process agent ceases to be able to act as such or not longer has an address in Hong Kong, the Subordinated Lender irrevocably agrees to appoint a substitute process agent acceptable to the Security Trustee, and to deliver to the Security Trustee a copy of the new process agent's acceptance of that appointment, within 30 days.

18.6  SERVICE

      The Subordinated Lender irrevocably consents to any process in any Proceeding anywhere being served by mailing a copy by post in accordance with Clause 16 (Notices). Nothing shall affect the right to serve any process in any other manner permitted by law.

18.7  WAIVER OF IMMUNITIES

      To the extent that the Subordinated Lender has or hereafter may acquire any immunity (sovereign or otherwise) from any legal action, suit or proceeding, from jurisdiction of any court or from set- off or any legal process (whether service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise) with respect to itself or any of its property, it hereby irrevocably waives and agrees not to plead or claim such immunity in respect of its obligations under this Deed.

IN WITNESS whereof this Deed has been executed by the parties hereto and is intended to be and is hereby delivered by the Subordinated Lender as its deed on the day and year first above written.

                                                      [Group Subordination Deed]

                                   SCHEDULE 1

                    PARTICULARS OF SUBORDINATED INDEBTEDNESS

Date and description
of Loan Agreement or                  Amount
other Instrument                      Outstanding

All inter-company loans and indebtedness which are now or may become due, owing or incurred by each Debtor to the Subordinated Lender.

                                                      [Group Subordination Deed]

                                   SCHEDULE 2

                                    DEBTORS

                                                      [Group Subordination Deed]

                                   SCHEDULE 3

            FORM OF NOTICE OF ASSIGNMENT TO BE GIVEN TO THE DEBTORS

                                                                             [-]

To:   [-]

      (together, the "DEBTORS" and each a "DEBTOR")

We refer to the loan agreement, facility letter or other document (the "SUBORDINATED LOAN AGREEMENT") now or hereafter entered into between us and each of the Debtors respectively creating or evidencing the respective loans, particulars of which are set out in Schedule 1 herein in respect of which the relevant Debtor is currently indebted to us and all and any sum which are now or may hereafter become due, owing or incurred by the relevant Debtor to us, whether in respect of principal, interest or otherwise, on account of any advance, loan or payment made to or for the account of the relevant Debtor (the "SUBORDINATED INDEBTEDNESS").


WE HEREBY GIVE YOU NOTICE:-

1.    That by a Group Subordination Deed dated                   , 2004
      (together with all amendments and addenda thereto hereinafter called the "DEED") made between us in favour of Industrial and Commercial Bank of China (Asia) Limited acting on its own behalf and as facility agent and trustee for and on behalf of the Finance Parties (as therein defined) (the "SECURITY TRUSTEE"),we have:-

      (a) agreed, inter alia, that the Subordinated Indebtedness owing to us is, and shall remain, subordinated and the payment thereof deferred to all and any rights, claims and actions which the Security Trustee or any Finance Party may now or hereafter have against any of the Debtors in respect of the Secured Obligations (as defined in the Deed);

      (b) assigned to the Security Trustee absolutely all our right, title, interest and benefit in and to the Subordinated Indebtedness owing to us and all and any moneys (including the proceeds of any set-off or counterclaim) or other property which we may receive on account of such Subordinated Indebtedness or any part thereof and the full benefit of all rights and remedies relating thereto including, but not limited to, all claims and remedies for non-payment of the same and all claims under charges, encumbrances, guarantees and other security and all proceeds and forms of remittance in respect of the same and the full benefit of all powers and provisions whatsoever contained in the relevant Subordinated Loan Agreements (or any of them) as a continuing security for the due and punctual performance and discharge of the Secured Obligations.

2.    That you are hereby irrevocably authorised and instructed to:-

                                                      [Group Subordination Deed]

      (a) upon the Security Trustee shall notify you upon the occurrence of a Default (as defined in the Deed), make all payments in full without set-off or counterclaim due in respect of the Subordinated Indebtedness to the Security Trustee or as the Security Trustee shall direct; and

      (b) promptly notify the Security Trustee whenever it incurs any Subordinated Indebtedness.

                                            For and on behalf of
                                            Asia Netcom Corporation Limited

                                            -----------------------------------
                                            Name:
                                                    Title:

                                                      [Group Subordination Deed]

CONSENT AND AGREEMENT

                                                                       [-], 2004

To:   Asia Netcom Corporation Limited

and to:Industrial and Commercial Bank of China (Asia) Limited,
       10/F., ICBC Asia Building,
       122-126 Queen's Road Central,
       Hong Kong.

We, the undersigned, refer to your notice of assignment to us dated [ - ], 2004 (the "NOTICE OF ASSIGNMENT") hereby:-

(1)   acknowledge receipt of the said Notice of Assignment;

(2)   agree:-

      (a) that upon the Security Trustee shall notify us upon the occurrence of a Default (as defined in the Deed), we will make all payments in full without set-off or counterclaim due in respect of the Subordinated Indebtedness to the Security Trustee or as the Security Trustee shall direct; and

      (b) to promptly notify the Security Trustee whenever we incur any Subordinated Indebtedness; and

(3) warrant that we have not disposed of or charged or created any encumbrance over the Subordinated Indebtedness or any part thereof to any person nor have any notice of the same.

Words and expressions defined in the Notice of Assignment shall, unless the context otherwise requires or unless otherwise defined herein, have the same meanings when used in this consent and agreement.

                                            For and on behalf of
                                            [-]

                                            -----------------------------------
                                            Name:
                                            Title:

                                                      [Group Subordination Deed]

                                 SIGNATURE PAGE

THE SUBORDINATED LENDER

SIGNED, SEALED AND DELIVERED                )
as a Deed by its duly authorised attorney   )
Tung, Hsiao-Chi                             ) /s/ Tung, Hsiao-Chi
for and on behalf of                        )
ASIA NETCOM CORPORATION LIMITED             )
in the presence of:                         )

/s/ Corina Delicia Hoon
    Corina Delicia Hoon
    Solicitor
    RICHARDS BUTLER
    20/F Alexandra House
    Hong Kong SAR



THE SECURITY TRUSTEE

SIGNED BY                                   )
Wang Yan, Wilson Wan                        ) /s/ Wang Yan       /s/ Wilson Wan
for and on behalf of                        )
INDUSTRIAL AND COMMERCIAL BANK              )
OF CHINA (ASIA) LIMITED                     )
in the presence of:                         )

/s/ Corina Delicia Hoon
    Corina Delicia Hoon
    Solicitor
    RICHARDS BUTLER
    20/F Alexandra House
    Hong Kong SAR